Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(e)(1)	Investment Management Agreement dated November 18, 2014, as amended and restated on May 1, 2015, between Voya Emerging Markets High Dividend Equity Fund and Voya Investments, LLC – Filed herein.